UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2011

GENVEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

65 West Watkins Mill Road, Gaithersburg, Maryland	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(240) 632 0740

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously reported, on April 5, 2011, GenVec, Inc. (the “Company”) declared a one for ten reverse split (the “Reverse Stock Split”) of the Company’s outstanding shares of common stock to be effective for holders of record at the close of business on April 18, 2011. The Company filed a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware that (i) effects the Reverse Stock Split and (ii) establish the number of authorized shares of the Company’s total number of shares of stock which the Company has authority to issue at thirty-five million (35,000,000) shares, consisting of thirty million (30,000,000) shares of common sock having a par value of $0.001 per share and five million (5,000,000) shares of preferred stock having a par value of $0.001 per share. Pursuant to and upon the effectiveness of the Charter Amendment at 7:00 a.m., Eastern Daylight Time, on April 19, 2011, each ten shares of common stock, par value $0.001 per share, of the Company issued and outstanding at the time of such effectiveness were combined into one share of common stock, par value $0.001 per share, of the Company.

The Company has retained American Stock Transfer & Trust Company (“AST”) to act as exchange agent for the Reverse Stock Split. AST will manage the exchange of old, pre-Reverse Stock Split shares for new post-Reverse Stock Split shares. Stockholders of record as of the effective time of the reverse stock split will receive a letter of transmittal providing instructions for the exchange of their shares. Stockholders who hold their shares in “street name” will be contacted by their banks or brokers with any instructions. For further information, stockholders and securities brokers should contact AST at (877) 248-6417 or (718) 921-8317 after April 19, 2011.

A copy of the Charter Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01                      Other Events

The Company issued a press release on April 19, 2011 announcing the effectiveness on that date of the Reverse Stock Split discussed under Item 5.03 of this report. The press release is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.

Exhibit 99.1	GenVec, Inc. press release dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

Date: April 20, 2011	By:	/s/ Douglas J. Swirsky
Douglas J. Swirsky
Senior Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit 3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of GenVec, Inc.

Exhibit 99.1	GenVec, Inc. press release dated April 19, 2011.